                                                               Exhibit 10.9

                            TERM LEASE SUPPLEMENT

Date Prepared: 11/23/94                                            Page 1 of 2

Customer No.: 6876702                                      Supplement Number: C00196146         Purchase Agreement Ref.: HQ12291
Customer Name and Address     Installed at Location        IBM Branch Office No.: RH4
PAINEWEBBER INC               PAINEWEBBER INC              IBM Branch Office Address
800 HARBOR BLVD               800 HARBOR BLVD              SECURITES                                Lease Agreement No.: 2650157
WEEHAWKEN, NJ 07087-6725      WEEHAWKEN, NJ 07087-6725     33 MAIDEN LANE                    Associated Supplement Nos.:
                                                           NEW YORK, NY 10038-4518
                                                                                                         Amendment Nos.:
                                                                                                          Addendum Nos.:
Customer Reference:                                                                                    Quote Letter No.: Q0110281501


Location/                      Leased or Financed Item:        Plant Order                          (*)      (*)
Lessor          Installed      Type Model/Feature              or                Serial    (*)     Purch.   Maint.     (*)
Customer No.      State          Description                   MES No.             No     Option   Option   Includ.   Term
------------------------------------------------------------------------------------------------------------------------------------
6876702/           NJ          9032-003                                          20025       B       FM                60
  5374065                        'LIC' ES CONNECTION DIRECTO
6876702/           NJ          9032-003                                          20026       B       FM                60
  5374065                        'LIC' ES CONNECTION DIRECTO
6876702/           NJ          9076-303                          4MFGCV          76375       B       FM                60
  5374065                        'LIC' BS FR W/I 66MHZ WIDE
6876702/           NJ          9672-E02                          4NFPND          40358       B       FM                60
  5374065                        'LIC' S/390 PARA TRANS SRVR
------------------------------------------------------------------------------------------------------------------------------------
Supplier Name                                     Supplier Customer No.



Location/           Unit Purchase        Lease                        (*)Estimated
Lessor                 Price/            Rate                          Commencement
Customer No.       Amount Financed      $/1000           Rent         /Release Date
------------------------------------------------------------------------------------------------------------------------------------
6876702/              280,296.00        15.80            4,429            11/94
  5374065
6876702/              260,296.00        15.80            4,429            11/94
  5374065
6876702/              477,000.00        18.22            8,691            11/94
  5374065
6876702/            1,007,000.00        18.21           18,337            11/94
  5374065
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                    Total Amount       Interim         Total Rent            Payment Period
                      Financed          Rent           (this page)
                     (this page)       Applies?
                                                                               MONTHLY
                    2,044,592.00         NO              35,866               IN ARREARS
------------------------------------------------------------------------------------------------------------------------------------
                    Total Amount                       Total Rent
                      Financed                         (all pages)
                     (all pages)                     Taxes May Apply

                    2,044,592.00                         35,886
                    ------------                     ---------------


(*) See page 2 for explanations, definitions and additional terms.

FOR THESE LEASE RATES TO BE VALID, THIS SUPPLEMENT MUST BE SIGNED AND RECEIVED BY LESSOR BY: 11/29/94.

THE LEASE AGREEMENT REFERENCED ABOVE AND THIS SUPPLEMENT CONTAIN THE TERMS FOR THIS TRANSACTION. LESSEE AUTHORIZES LESSOR TO CHANGE THE AMOUNT FINANCED AND THE RENT IF LESSEE'S SUPPLIER CHANGES LESSEE'S PURCHASE PRICE. LESSEE FURTHER AUTHORIZES LESSOR TO INSERT SERIAL NUMBERS ON THIS SUPPLEMENT WITHOUT FURTHER AUTHORIZATION FROM LESSEE. BY SIGNING BELOW, BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE AGREEMENTS AND AGREE TO THE TERMS. FURTHER LESSEE AGREES THAT THESE TERMS SUPERSEDE ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN BOTH PARTIES RELATING TO THE ITEMS LISTED HEREIN. ONCE THIS SUPPLEMENT IS SIGNED BY BOTH PARTIES, IT SHALL BE DEEMED TO HAVE BEEN ACCEPTED BY LESSOR AT ITS HEADQUARTERS OR ITS LOCATION IN BETHESDA, MARYLAND AND ANY REPRODUCTION OF THIS AGREEMENT MADE BY RELIABLE MEANS (FOR EXAMPLE PHOTOCOPY, IMAGE OR FACSIMILE) SHALL IN ALL RESPECTS BE CONSIDERED EQUIVALENT TO AN ORIGINAL.

Accepted by:
IBM Credit Corporation                      PAINEWEBBER INC
                                            -----------------------------------
For or as Lessor:                                         Lessee

By:                                         By:  /s/  Vito A. Giuliani
   --------------------------------            --------------------------------
        Authorized Signature                          Authorized Signature

                                             Vito A. Giuliani        12/7/94
-----------------------------------         -----------------------------------
Name (Type or Print)       Date             Name (Type or Print)       Date


Initial below
to request an
IBM maintenance
agreement on
IBM Leased Items

-------------

                             TERM LEASE SUPPLEMENT
                        Additional Terms and Conditions


OPTION CODES
 B, B+, C, C+   Lease with fair market value end of lease renewal and purchase options
 B', C'         Lease with prestated end of lease purchase and renewal options
 B$, C$         Lease with a one dollar ($1) end of lease purchase option
 L              Lease for Used Equipment
 S              Financing of IBM One-Time Charges
 T              Financing of non-IBM One-Time Charges

PURCH. OPTION (PURCHASE OPTION - END OF LEASE ONLY)
 FM             Fair market sales value, as determined by Lessor, at end of
                Lease
 CL             Contact IBM Credit for purchase price
 NA             Not Applicable
 $1             Purchase Price is One Dollar ($1.00)
 number         Prestated Purchase Percent - Purchase price will be the Unit
                Purchase Price times this percent

MAINT. INCLUD. (Maintenance included)
 Y              Lease includes maintenance coverage

TERM
The Initial Term starts on the Rent Commencement Date and continues for the number of Payment Periods stated under Term. If the Term has a prefix of "CO" then the Lease is coterminous with the Lease for the Equipment with the referenced serial number.

ESTIMATED COMMENCEMENT
For Leases, the month stated is the month the Lease must commence for Lessee to receive the stated Lease Rate. For Financing, the date stated is the intended start date of the Financing.

INTEREST RATE
The Interest Rate, if stated, is the Annual Percentage Rate (APR) for the Lease or Financing. In the State of Texas the interest rate for the Lease or Financing will not exceed the stated interest rate.

RENT PROTECTION
The Lease Rates stated on the Supplement are not subject to change provided the Lease or Financing commences within the month of the Estimated Commencement.

RENEWAL OF LEASES WITH PRESTATED PURCHASE OPTIONS
Lessee may renew a Lease with a prestated purchase option for a Term of one year. The Rent will be one-half of the Prestated Purchase Percent times the Unit Purchase Price stated in the Supplement. Renewal Rent payments will be annual and due and payable in advance.

LEASES WITH MAINTENANCE INCLUDED
For Leases that include basic maintenance coverage, Lessor will arrange for maintenance service on the Equipment. The coverage starts at the end of the warranty period and ends with the initial Term. The cost will be included in the Rent. Coverage beyond the basic maintenance will be Lessee's responsibility.

The maintenance service provider alone will be responsible for fulfilling all contractual commitments. Lessee may finance additional maintenance coverage at the end of the initial Term under then current terms.

LESSEE RESPONSIBILITIES FOR LEASES WITH MAINTENANCE INCLUDED
Lessee agrees, that before requesting maintenance service, to ensure that:
 1. operational problems have been corrected;
 2. error recovery procedures have been followed;
 3. failures are clearly identified and logged; and
 4. Customer Problem Analysis and Resolution (CPAR) procedures have been completed for equipment requiring maintenance under this Lease.

Lessee also agrees to complete, and return to IBM, a self-initialization review form ("Form"). Lessee agrees to ensure that the Equipment location qualifies as a qualified customer location (as determined by IBM). Lessee acknowledges having received a copy of that Form.

If Lessee has a Corporate Service Option Attachment to the IBM Customer Agreement then Lessee agrees to perform all "Customer" obligations under that agreement for the Equipment on a Lease that includes maintenance.

BASE EXTENSIONS
For machines designated as "Base Extension", this Supplement supersedes the prior Lease for these machines and incorporates the terms of the Term Lease Master Agreement effective for this Supplement, including these terms with resepct to Purchase of Equipment, which may be different than the terms governing the superseded Lease. This Lease amends and supersedes the prior Lease for these machines with respect to Term, Lease Rate, Rent, Payment Period, Purchase Option Code, and Lease Option. These changes shall become effective on the Rent Commencement Date specified in this Supplement.

LESSEE REPRESENTATIONS
Lessee represents that for Financing in:
 1. Ohio, Maryland, Mississippi, Virginia, or West Virginia, Lessee is a corporation as defined by the applicable state law.
 2. Pennsylvania, Lessee is a business corporation as defined by Pennsylvania laws; and
 3. Alabama or Wisconsin, the Financed Items are not being purchased for agricultural purposes.

AUTHORITY TO SIGN FINANCING STATEMENTS
Lessee authorizes Lessor or its agent as attorney-in-fact to prepare, execute in Lessee's name and file any Uniform Commercial Code financing statements or similar documents covering this Equipment. Lessee authorizes Lessor to fill in serial numbers on this Supplement after execution by Lessee for the Equipment listed on the Supplement.

LEASE OPTIONS B+ AND C+
This amends the Lease Master Agreement referenced on page 1.
 1. In paragraph 18 - Purchase of Equipment - in line 4 replace "Options A or B" with "Options B, B+, C or C+".
 2. In paragraph 19 - Optional Renewal - in line 7 replace "Options A or B" with "Options B, B+, C or C+".